Investment Company Act No. 811-5186

As filed with the Securities and Exchange Commission on April 9, 1998

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                             American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the
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[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or
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

                                                          American Skandia Life
                                                          Assurance Corporation
                                                              1 Corporate Drive
                                                                   P.O. Box 883
                                                         Shelton, CT 06484-0883
                                                       Telephone (203) 926-1888
                                                             Fax (203) 929-8071

April 2, 1998

Dear Valued Customer,

As an American Skandia Life Assurance Corporation ("ASLAC") contract owner who beneficially owns shares of the Berger Capital Growth Portfolio (the "Portfolio") of American Skandia Trust ("AST"), you are cordially invited to a special meeting of the shareholders of the Portfolio to be held at the offices of ASLAC, One Corporate Drive, Shelton, CT, on April 29, 1998 at 10:30 a.m.

At the special meeting, shareholders are being asked to approve or disapprove the following three proposals:

     I. A proposal to approve a new Investment Management Agreement, with American Skandia Investment Services, Inc. ("ASISI"), an affiliate of ASLAC, pursuant to which ASISI will continue to act as investment manager of the Portfolio.

     II. A proposal to approve a new Sub-Advisory Agreement between ASISI and Neuberger&Berman Management Incorporated regarding investment advice to the Portfolio.

     III. A proposal to approve certain changes in the Portfolio's fundamental investment restrictions.

Approval of each proposal is made contingent upon approval of all three proposals. Therefore, a vote against any proposal will have the effect of a vote against each other proposal.

If the proposals are approved by the Portfolio's shareholders, the name of the Portfolio will be changed to the "Neuberger&Berman Mid-Cap Growth Portfolio" effective May 1, 1998.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it promptly in the envelope provided to be received by American Skandia on or before the close of business on April 28, 1998. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares of the Portfolio for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the proxy issues presented.

Any questions or concerns you may have regarding the special meeting or the proxy should be directed to your financial representative.

Sincerely,


/s/Gordon C. Boronow
Gordon C. Boronow
President and Deputy Chief Executive Officer
American Skandia Life Assurance Corporation

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                         BERGER CAPITAL GROWTH PORTFOLIO

                                   To be held
                                 April 29, 1998

     To the Shareholders of the Berger Capital Growth Portfolio of American Skandia Trust:

         Notice is hereby given that this Special Meeting of Shareholders of the Berger Capital Growth Portfolio (the "Portfolio") of American Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on April 29, 1998 at 10:30 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Portfolio to vote (the "Meeting"), for the following purposes:

         I. To consider the approval of a new Investment Management Agreement between the Trust and American Skandia Investment Services, Incorporated regarding management of the Portfolio.

         II. To consider the approval of a new  Sub-Advisory  Agreement  between
American  Skandia  Investment   Services,   Incorporated  and   Neuberger&Berman
Management Incorporated regarding investment advice to the Portfolio.

         III. To consider the approval of changes in the Portfolio's fundamental investment restrictions.

         IV. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on March 9, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote on each proposal.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                              By order of the Board of Trustees


                                              /s/Eric C. Freed
                                              Eric C. Freed
                                              Secretary
                                              American Skandia Trust

April 2, 1998

                                                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                         SPECIAL MEETING OF SHAREHOLDERS
                     OF THE BERGER CAPITAL GROWTH PORTFOLIO
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                                 April 29, 1998


         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of Shareholders of the AST Berger Capital Growth Portfolio (the "Portfolio") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on April 29, 1998 at 10:30 a.m. Eastern Time (the "Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about April 7, 1998.


         The costs of the Meeting, including the solicitation of proxies, will be paid by American Skandia Investment Services, Incorporated ("ASISI" or the "Manager"), the Investment Manager to the Portfolio. Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         The Annual Report of the Trust (the "Report"), including audited financial statements for the fiscal year ended December 31, 1997, has been previously sent to shareholders. The Trust will furnish an additional copy of the Report, as well as the most recent Semi-annual Report of the Trust, to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.


         Shareholders of record at the close of business on March 9, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, the following number of shares of beneficial interest of the Portfolio were outstanding: 14,825,104.518. As of the Record Date, there is no beneficial owner of more than 5% of the shares of the Portfolio to the knowledge of the Trust.


         Currently, the Trust serves as an underlying mutual fund for variable annuities issued by life insurance companies, including ASLAC, a stock life insurance company. As of the Record Date, nearly 100% of the Portfolio's shares were legally owned by ASLAC. ASLAC holds Portfolio shares attributable to variable annuity contracts in American Skandia Life Assurance Corporation
Variable Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts), ASLAC Variable Account B (Class 3 Sub-Accounts) and ASLAC Variable Account Q (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which except for ASLAC Variable Account Q is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts have various sub-accounts, each of which invests exclusively in a corresponding portfolio of an underlying fund. ASLAC will solicit voting instructions from variable annuity contract owners who beneficially own shares of the Portfolio represented in the Berger Capital Growth Sub-account as of the Record Date (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolio through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolio on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolio for purposes of this Proxy Statement.

         American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for all the Trust's investment portfolios, including the Portfolio. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.

         Under a Sub-advisory Agreement with ASISI, Berger Associates, Inc. ("Berger Associates"), 2l0 University Blvd., Suite 900, Denver, Colorado 80206, serves as sub-advisor to the Portfolio and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolio. Berger Associates is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.

         The Administrator of the Portfolio, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         All shares of the Portfolio held by the Contractowners will be voted by ASLAC in accordance with voting instructions received from such Contractowners at the Meeting and any adjournments thereof. ASLAC is entitled to vote shares for which voting instructions are not received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on April 27, 1998 as the last day for which voting instructions will be accepted.

         Timely, properly executed proxies will be voted as Contractowners instruct. The Board of Trustees intends to bring before the Meeting the matters set forth in Proposals I, II and III of the foregoing Notice (collectively, the "Proposals"). Unless instructions to the contrary are marked, proxies will be voted FOR each of the Proposals. The Trustees do not expect any other business to be brought before the meeting. If, however, any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Since ASLAC is the legal owner of nearly 100% of the Portfolio's shares, ASLAC's presence at the Meeting constitutes a quorum under the Trust's By-laws. Shares beneficially held by Contractowners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

         Approval of each of the Proposals requires the vote of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less. Approval of each Proposal is made contingent upon approval of all Proposals. Therefore, a vote against any of Proposals I, II or III will have the effect of a vote against each other.

         In the event that sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and such vote shall be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Proxies submitted without voting instructions will be voted FOR the Proposals.

                                   PROPOSAL I

     APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED

Background

         Since the Portfolio commenced operation on October 20, 1994, ASISI has served as Investment Manager to the Portfolio pursuant to an Investment Management Agreement (the "Present Investment Management Agreement") with the Trust. The Present Investment Management Agreement, effective October 19, 1994 and as annually renewed thereafter, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, the Manager may engage, subject to the approval of the Board of Trustees and, where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio, and delegate to the sub-advisor the duty, among other things to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Portfolio.


         In accordance with this provision for delegation of authority, the Manager has entered into a sub-advisory agreement (the "Present Sub-Advisory Agreement"), effective October 19, 1994 and revised in certain immaterial respects on May 1, 1996, with Berger Associates, pursuant to which the above duties have been delegated by the Manager to Berger Associates. Berger Associates has served as sub-advisor to the Portfolio since the Portfolio commenced operations on October 20, 1994.

         The Present Investment Management Agreement and the Present Sub-Advisory Agreement have been approved annually by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act) (the "Independent Trustees"), since the Portfolio's inception. The Agreements were reapproved by the Board most recently on April 11, 1997. The Present Investment Management Agreement and Present Sub-Advisory Agreement were not, and were not required to be, approved by the shareholders of the Portfolio after the Portfolio commenced operations.

         The Board of Trustees, through the Manager, has received a tendered resignation from Berger Associates as Sub-advisor to the Portfolio. At a meeting held on March 2, 1998, the Board of Trustees received a proposal from the Manager to effect various changes to the investment objective and stated investment policies and restrictions applicable to the Portfolio, as described in Proposals II and III below, and to engage Neuberger & Berman Management Incorporated ("N&B Management") to provide sub-advisory services for the Portfolio. In connection with its recommendation, the Manager proposed to enter into a new investment management agreement with the Trust (the "New Investment Management Agreement") and a new sub-advisory agreement (the "New Sub-Advisory Agreement") with N&B Management, both of which would become effective May 1, 1998 (or four business days after the last date on which all Proposals have received shareholder approval, whichever is later) (such date being hereinafter referred to as the "Effective Date"). The terms and conditions of the New Investment Management Agreement and the New Sub-Advisory Agreement are identical in all material respects with those of the Present Investment Management Agreement and the Present Sub-Advisory Agreement, respectively, with the exception of the fee rates, the elimination of a provision for reimbursement of certain of the Portfolio's normal operating expenses by the Manager, the effective date, the identity of the sub-advisor, and a change in the name of the Portfolio to the "Neuberger & Berman Mid-Cap Growth Portfolio." In addition, certain clarifying changes that are not believed to be material have been made to the New Sub-Advisory Agreement.


         As described earlier in greater detail, Berger Associates is a wholly owned subsidiary of KCSI. Berger Associates serves as investment advisors to a number of investment companies and institutional investors. At December 31, 1997, Berger Associates and its affiliates managed assets in excess of $6.4 billion.

         In support of its recommendation to engage N&B Management as sub-advisor to the Portfolio, the Manager informed the Board of Trustees of its belief that appointment of N&B Management as sub-advisor to the Portfolio and implementation of a revised investment objective and of revised investment policies and restrictions would assist in efforts to increase the Portfolio's net assets.

         On March 2, 1998, the Board of Trustees, including a majority of the Independent Trustees, gave preliminary approval to the New Investment Management Agreement and the New Sub-Advisory Agreement, each effective on the Effective Date (as defined earlier), and authorized the submission of the Proposals for shareholder approval and preparation of this proxy statement. It is anticipated that formal approval of the New Investment Management Agreement and the Sub-Advisory Agreement by the Board of Trustees will take place at a meeting scheduled to be held on April 8, 1998. At such meeting, Management will recommend that the Board of Trustees also approve a change in the name of the Portfolio to the "Neuberger & Berman Mid-Cap Growth Portfolio," subject to shareholder approval of all of the Proposals. Subject to shareholder approval of each of the Proposals, the Present Investment Management Agreement and the Present Sub-Advisory Agreement will be terminated as of the opening of business on the Effective Date (as defined earlier).

The Present Investment Management Agreement

         The following description of the material terms of the Present Investment Management Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-1.

         The Present Investment Management Agreement requires the Manager to furnish the Portfolio, at a minimum, with investment advice and investment management and administrative services with respect to the Portfolio, subject to the supervision of the Board of Trustees and in conformity with the stated policies of the Portfolio. Under the terms of the Present Investment Management Agreement, the Manager's services to the Portfolio are not to be deemed exclusive, and the Manager is permitted to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. The Manager may engage a sub-advisor to provide advisory services in relation to the Portfolio.

         The Manager is responsible for certain expenses in connection with the trading function and investment program of the Portfolio. The Manager is required to furnish, at its expense and without cost to the Trust, the services of a President, Secretary, and one or more Vice Presidents of the Trust, to the extent such additional officers may be required by the Trust for the proper conduct of its affairs, and to provide or obtain for the Portfolio, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Board of Trustees. The Trust pays other expenses, including, but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in
investment   company   organizations,   and  the  cost  of  printing  copies  of
prospectuses   and   statements  of  additional   information   distributed   to
shareholders.

         The Present Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Manager or any of its officers, trustees, or employees, the Manager shall not be subject to liability to the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         As compensation for the services performed and the facilities furnished by the Manager under the Present Investment Management Agreement, the Manager receives a fee payable monthly at an annual rate of .75% of the Portfolio's average daily net assets. Under the terms of the Present Investment Management Agreement, the Manager has agreed to reimburse the Portfolio for any fiscal year in order to prevent the total of all ordinary business expenses of the Portfolio, including all management and administration fees, but excluding taxes, interest, brokerage commissions and fees and extraordinary expenses, such as litigation, from exceeding 1.25% of the Portfolio's average daily net assets (such agreement as set forth in the Present Investment Management Agreement being hereinafter referred to as the "Contractual Expense Reimbursement Provision"). The aggregate fee paid by the Trust to the Manager for services rendered under the Present Investment Management Agreement for the fiscal year ended December 31, 1997 was $1,259,790.

         The Present Investment Management Agreement provides that it will continue in effect from year to year if specifically approved at least annually, either by the Board of Trustees or by the vote of a majority of the Portfolio's outstanding voting securities (as defined under the Investment Company Act). In either event, such continuance shall also be approved by the vote of a majority of the Board of Trustees who are not parties to the agreement or interested persons of a party to the agreement (other than as trustees of the Trust) cast in person at a meeting called for the purpose of voting on such continuance. These provisions reflect the requirements of the Investment Company Act. The Present Investment Management Agreement may be terminated at any time, without penalty or prejudice to the completion of any transaction already initiated on behalf of the Portfolio, on 60 days' written notice to the other party to the agreement by (i) the vote of the Board of Trustees; (ii) the vote of a majority of the Portfolio's outstanding voting securities; or (iii) the Manager. The Present Investment Management Agreement by its terms will terminate automatically if not reapproved annually or in the event of its "assignment" (as defined under the Investment Company Act).

         Subject to shareholder approval of each of the Proposals, the Present Investment Management Agreement will be terminated as of the opening of business on the Effective Date (as defined earlier). The decision to terminate the Present Investment Management Agreement rather than to allow its continuance reflects the determination of the Board of Trustees and the Manager that it would be in the interests of the Portfolio's shareholders to enter into the New Investment Management Agreement described below. If the Present Investment Management Agreement is terminated, the Manager's compensation thereunder will be prorated to the date of termination.

The New Investment Management Agreement

         The following description of the material terms of the New Investment Management Agreement is qualified in its entirety by reference to the form of such Agreement attached to this Proxy Statement as Exhibit A-2.

         The terms and conditions of the New Investment Management Agreement are identical in all material respects to those of the Present Investment Management Agreement, with the exception of the increased investment management fee rate payable by the Trust, the elimination of the Contractual Expense Reimbursement Provision, the effective date and the name of the Portfolio. Although the New Investment Management Agreement does not include the Contractual Expense Reimbursement Provision, the Manager has voluntarily undertaken to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses which would have been subject to the Contractual Expense Reimbursement Provision from exceeding 1.25% of the average daily net assets of the Portfolio (such voluntary undertaking being hereinafter referred to as the "Voluntary Expense
Reimbursement Agreement"). The Manager may terminate the Voluntary Expense Reimbursement Agreement at any time. As compensation for the services to be performed and the facilities to be furnished by the Manager under the New Investment Management Agreement, the Manager will receive a fee payable monthly at an annual rate of .90% of the average daily net assets of the Portfolio not in excess of $1 billion, plus .85% of the Portfolio's average daily net assets in excess of $1 billion.

         The following table reflects the current annual fees and other expenses incurred by the Portfolio under the Present Investment Management Agreement for the fiscal year ending December 31, 1997, as well as the pro forma annual fees and other expenses which would have been incurred by the Portfolio under the proposed New Investment Management Agreement for the same time period. The figures are stated as a percentage of average net assets of the Portfolio and do not reflect any applicable expenses or charges, including sales loads, that may be imposed with respect to ASLAC Variable Accounts.

                                            Current Annual                          Pro Forma Annual
                                            Portfolio Operating Expenses            Portfolio Operating Expenses

Management Fee                                             .75%                                 .90%

Other Expenses                                             .24%                                 .24%

Total Portfolio Operating Expenses                         .99%                                 1.14%

Expense Examples: The examples shown below assume that the total annual expenses for the Portfolio throughout the period specified will be the lower of the total annual expenses without any applicable reimbursement or expenses after any applicable reimbursement. Such examples are illustrative only and should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be greater or less than those shown below.

     A shareholder would pay the following expenses (rounded to the nearest dollar) on a $1,000 investment, assuming 5% annual return at the end of each time period:

                                            1 Year                3 Years               5 Years           10 Years

Current Expense Examples:                      10                    32                   55                  121
Pro-Forma Expense Examples:                    12                    37                   64                  140

         For the fiscal year ended December 31, 1997, the amount of the investment management fee paid by the Trust to the Manager for services rendered under the Present Investment Management Agreement was $1,259.790. If the New Investment Management Agreement had been effect for the fiscal year ended December 31, 1997, the amount of the investment management fee paid by the Trust to the Manager for services rendered under the New Investment Management Agreement would have been $1,511,749, an increase of 20% above the actual amount paid.

         If  the  New  Investment   Management  Agreement  is  approved  by  the
shareholders of the Portfolio (and each of Proposals II, III and IV is approved), it will become effective on the Effective Date. The New Investment Management Agreement will continue in effect from year to year if specifically approved at least annually, either by the Board of Trustees or by the vote of a majority of the Portfolio's outstanding voting securities (as defined under the Investment Company Act). In either event, such continuance shall also be approved by the vote of a majority of the Board of Trustees who are not parties to the agreement or interested persons of a party to the agreement (other than as trustees of the Trust) cast in person at a meeting called for the purpose of voting on such continuance. These provisions reflect the requirements of the Investment Company Act. Like the Present Investment Management Agreement, the New Investment Management Agreement may be terminated at any time, without penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, on 60 days' written notice to the other party to the agreement by (i) the vote of the Board of Trustees; (ii) the vote of a majority of the Portfolio's outstanding voting securities; or (iii) the Manager. The New Investment Management Agreement would terminate if not reapproved annually or automatically in the event of its "assignment" (as defined under the Investment Company Act).

The Manager and Other Information

         The Manager is registered as an investment advisor with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended. At December 31, 1997 the Manager served as investment adviser to each of the twenty-eight investment company portfolios of the Trust. At December 31, 1997, the Manager also served as investment advisor to five investment portfolios of American Skandia Advisor Funds, Inc. ("ASAF") an open-end management investment company, and to each investment portfolio of American
Skandia Master Trust ("ASMT") an open-end management investment company comprised of five diversified investment portfolios. Five additional ASAF portfolios invest all of their investable assets in the corresponding portfolios of ASMT, which have identical investment objectives, policies and limitations as these ASAF portfolios. Therefore, these ASAF portfolios do not require investment advisors. The principal executive officer of the Manager is Jan R. Carendi, who is also a director of the Manager, a member of the Board of Trustees of the Trust, and Executive Vice President and Member of Executive Management Group, Skandia Insurance Company Ltd. ("SICL"), Sveavagen 44, S-103 50 Stockholm, Sweden. The other officers and directors of the Manager and the officers of the Manager who are also officers or members of the Board of Trustees of the Trust are set forth below:

Name and Position with ASISI                                                               Principal Occupation and Address

Wade A. Dokken                                                                        President and Chief Marketing Officer
Chairman, Deputy Chief Executive Officer                                           American Skandia Marketing, Incorporated
and Director                                                                         One Corporate Drive, Shelton, CT 06484

Gordon C. Boronow*                                                                    President and Chief Operating Officer
Director                                                                        American Skandia Life Assurance Corporation
                                                                                     One Corporate Drive, Shelton, CT 06484

Thomas M. Mazzaferro*                                                  Executive Vice President and Chief Financial Officer
President and                                                                   American Skandia Life Assurance Corporation
Chief Financial Officer and Director                                                 One Corporate Drive, Shelton, CT 06484

John Birch                                                                                          Chief Operating Officer
Vice President                                                                   American Skandia Investment Services, Inc.
                                                                                     One Corporate Drive, Shelton, CT 06848

N. David Kuperstock                                                                     Vice President, Product Development
Director                                                                        American Skandia Life Assurance Corporation
                                                                                     One Corporate Drive, Shelton, CT 06484

Rodney D. Runestad                                                                     Vice President and Valuation Actuary
Director                                                                        American Skandia Life Assurance Corporation
                                                                                     One Corporate Drive, Shelton, CT 06484

Richard G. Davy, Jr.*                                                                Vice President, Mutual Fund Operations
Vice President, Mutual Fund Operations                                   American Skandia Investment Services, Incorporated
and Director                                                                         One Corporate Drive, Shelton, CT 06484

Anders O. Soderstrom                                                                President and Chief Information Officer
Executive Vice President and Chief Information Officer                                American Skandia Information Services
                                                                                                 and Technology Corporation
                                                                                     One Corporate Drive, Shelton, CT 06484

C. Ake Svensson                                                            Vice President, Corporate Controller & Treasurer
Treasurer                                                                   American Skandia Investment Holding Corporation
                                                                                     One Corporate Drive, Shelton, CT 06484

*Individuals who are also Trustees or officers of the Trust.

The Evaluation by the Board of Trustees


         In evaluating the New Investment Management Agreement, the Board of Trustees reviewed materials furnished by the Manager and N&B Management. These materials included financial statements and information regarding the Manager and N&B Management and their respective personnel and operations. Consideration was given to the increased fee rate payable under the New Investment Management Agreement and the amount of fees and expenses that would have been paid if such agreement had been in effect during the past fiscal year, as well as the pro forma net increase in expenses to the Portfolio at various asset levels under the new fee structure. Consideration also was given to comparative fee and expense information concerning other mutual funds with investment objectives comparable to that proposed in Proposal III published by widely recognized industry authorities and to potential indirect benefits in connection with the Portfolio and its investment operations, including any which may arise in connection with brokerage transactions.


         In evaluating the New Investment Management Agreement, the Board of Trustees considered that (1) the scope and quality of the services which the Manager has provided under the Present Investment Management Agreement and expects to provide under the New Investment Management Agreement have been and are satisfactory; (2) although the investment management fee rate payable to the Manager under the New Investment Management Agreement is higher than the investment management fee rate payable under the Present Investment Management Agreement, the management fee rate is competitive when compared to fee rates applicable to mutual funds having investment objectives comparable to that proposed in Proposal III; (3) the terms of the New Investment Management Agreement will not change materially from those of the Present Investment Management Agreement, except for the effective date, the name of the Portfolio, the elimination of the Contractual Expense Reimbursement Provision and the increased investment management fee rate; and (4) the Manager's obligations under the Voluntary Expense Reimbursement Agreement will be the same as its obligations under the Contractual Expense Reimbursement Provision except for the Manager's right to terminate the Voluntary Expense Reimbursement Agreement at any time. (For a further discussion of this limitation on the Portfolio's expenses under the Present Investment Management Agreement and the New Investment Management Agreement, see the respective discussions of each agreement under this Proposal I.) The Board also gave consideration to the Manager's belief that maintaining compensation at competitive levels over the long term is necessary for the Manager to continue to provide high quality services to the Portfolio. The Board of Trustees received assurances from the Manager that the scope and quality of its services would not be diminished under the terms of the New Investment Management Agreement. The Board of Trustees also considered as very important the Manager's present distribution and marketing strategies and commitment to devote appropriate resources to develop new markets and attract additional assets for the Portfolio in an increasingly competitive environment.


         Based upon its evaluation, the Board of Trustees determined that the continuance of the Manager's role as Investment Manager of the Portfolio likely would offer the Portfolio continued access to effective management and advisory services and capabilities following implementation of the change in the Portfolio's investment objective described in Proposal II and the changes to its stated investment policies and restrictions contemplated by Proposal III. The Board of Trustees concluded further that the terms of the New Investment Management Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolio and its shareholders.


         In order to provide for the services described in the New Investment Management Agreement, the shareholders are being asked to approve the New Investment Management Agreement.

         This Proposal I is made contingent upon shareholder approval of Proposals II and III. If any of the Proposals does not receive shareholder approval, the Present Investment Management Agreement will remain in effect subject to its terms.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL I.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL II

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                  AND NEUBERGER&BERMAN MANAGEMENT INCORPORATED

The Present Sub-Advisory Agreement

         The following description of the Present Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-3.

         Berger Associates has served as sub-advisor to the Portfolio since the Portfolio commenced operations on October 20, 1994. Under the terms of the Present Sub-Advisory Agreement, Berger Associates has agreed to furnish the Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Subject to the supervision and control of the Manager, which is in turn subject to the supervision and control of the Board of Trustees, Berger Associates, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio from time to time and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.


         The Present Sub-Advisory Agreement requires Berger Associates to use its best efforts in the performance of its services under the Present Sub-Advisory Agreement. However, the Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Present Sub-Advisory Agreement, Berger Associates shall not be liable to the Trust or its shareholders or to the Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided under the Present Sub-Advisory Agreement.


         The  Manager  is   responsible   for  payment  of  Berger   Associates'
compensation under the Present Sub-Advisory Agreement. Berger Associates' compensation for the services provided under the Present Sub-Advisory Agreement is computed at an annual rate and is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month. For all services rendered, the Manager calculates and pays Berger Associates at the annual rate of .55% of the portion of the Portfolio's average daily net assets not in excess of $25 million, plus .50% of the portion of the Portfolio's average daily net assets over $25 million but not in excess of $50 million, plus .40% of the portion of the Portfolio's average daily net assets over $50 million. In computing the fee to be paid to Berger Associates, the net asset value of the Portfolio is valued as set forth in the current registration statement of the Trust.

         The Present Sub-Advisory Agreement provides that it shall remain in effect for one year from the date of the agreement, and is renewable annually thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. The Present Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Berger Associates has received prior written notice thereof) upon termination of the Present Investment Management Agreement.


         Subject to shareholder approval of each of the Proposals, the Present Sub-Advisory Agreement will be terminated by the resignation of Berger Associates as sub-advisor to the Portfolio, as of the opening of business on the Effective Date (as defined earlier). The Manager and Berger Associates have mutually agreed that it would be in the interests of the Portfolio's shareholders for the Manager to accept the resignation of Berger Associates as sub-advisor to the Portfolio. The termination, rather than continuance, of the Present Sub-Advisory Agreement reflects the Manager's determination that it would be in the interests of the Portfolio's shareholders to effect the change to the Portfolio's investment objective described below in this Proposal II and the changes to its stated investment policies and restrictions contemplated by Proposals III and, if adopted, to enter into the New Sub-Advisory Agreement described below. If the Present Sub-Advisory Agreement is terminated, Berger Associates' compensation thereunder will be prorated to the date of termination.


         As at December 31, 1997, Berger Associates and its affiliates managed assets totaling approximately $6.4 billion, including over $185 million in assets of the Portfolio.

The New Sub-Advisory Agreement

         The  following  description  of  the  New  Sub-Advisory   Agreement  is
qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-4.


         The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Present Sub-Advisory Agreement, with the exception of the identity of the service provider, the sub-advisory fee rate payable by the Manager, the effective date and the name of the Portfolio. In addition, certain clarifying changes that are not believed material have been made to the New Sub-Advisory Agreement. As compensation for the services to be rendered under the New Sub-Advisory Agreement, the Manager, and not the Trust or the Portfolio, will pay N&B Management a fee at the annual rate of .45% of the Portfolio's average daily net assets not in excess of $100 million, plus .40% of the Portfolio's average daily net assets over $100 million. In computing the fee to be paid to N&B Management, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If the New Sub-Advisory Agreement is terminated, the payment will be prorated to the date of termination.


         For the fiscal year ended December 31, 1997, the amount of the sub-advisory fee paid by the Manager to Berger Associates for services rendered under the Present Sub-Advisory Agreement was $734,388. If the New Sub-Advisory Agreement had been effect for the year ending December 31, 1997, the amount of the sub-advisory fee paid by the Manager to N&B Management for services rendered under the New Sub-Advisory Agreement would have been $721,888, a decrease of 1.7% from the actual amount paid to Berger Associates during such period.

         For a description of the current annual fees and other expenses incurred by the Portfolio under the Present Investment Management Agreement for the fiscal year ended December 31, 1997, as well as the pro forma annual fees and other expenses which would have been incurred by the Portfolio under the New Investment Management Agreement for the same time period, see the discussion in Proposal I under the heading, "The New Investment Management Agreement."

         If the New Sub-Advisory Agreement is approved by the shareholders of the Portfolio (and each of Proposals I and III is approved), it will become effective at the opening of business on the Effective Date (as defined earlier) The New Sub-Advisory Agreement will remain in effect for an initial one year term and is renewable thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. Like the Present Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided N&B Management has received prior written notice thereof) upon termination of the New Investment Management Agreement.


         The Manager believes that implementation of the change to the investment objective described below in this Proposal II and the changes to the stated investment policies and restrictions contemplated by Proposal III together with the regard for the high quality of the investment advisory capabilities of N&B Management will facilitate efforts to increase the Portfolio's assets with possible beneficial effects on Portfolio and Trust expenses. As discussed herein, the Board of Trustees and the Manager believe that the increased overall fee structure for the Portfolio under the New Investment Management Agreement and the New Sub-Advisory Agreement accurately reflects the high quality of services to be provided under these agreements.


The Proposed Sub-Advisor

         N&B Management and its predecessor firms and affiliates have specialized in the management of investment companies since 1950. N&B Management has executive offices at 605 Third Avenue, New York, New York 10158-0180. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger&Berman, LLC ("Neuberger&Berman"). The principals having the three largest principal interests in Neuberger & Berman are Robert Appel, Dietrich Weismann and Marvin C. Schwartz. Neuberger&Berman, a member firm of the New York Stock Exchange, Inc. and other principal exchanges, acts as the principal broker in the purchase and sale of securities and the sale of covered call options for portfolios managed by N&B Management and provides N&B Management with certain assistance in the management of portfolios without added cost to such portfolios. Neuberger & Berman and its affiliates, including N&B Management, manages securities accounts, including mutual funds, that had approximately $52.9 billion in assets as of December 31, 1997.

     The principal executive officer of N&B Management is Stanley Egener and its directors are Richard A. Cantor, Stanley Egener, Theodore P. Giuliano, Michael
M. Kassen, Irwin Lainoff and Lawrence Zicklin. The principal occupations of Messrs. Cantor, Egener, Giuliano, Kassen, Lainoff and Zicklin are as principals of Neuberger&Berman (in the case of Mr. Egener, also as principal executive officer of N&B Management).


         N&B Management acts as investment manager to various publicly owned investment companies, some series of which have investment objectives and programs similar to the proposed investment objective and program for the Portfolio described in this Proposal II below (collectively, the "Comparable N & B Funds"). Each of the Comparable N&B Funds is a "master fund" in which one or more "feeder funds", having identical investment objectives and policies as their corresponding "master funds", invest all their assets. Neuberger&Berman serves as sub-advisor for all such "master funds", for which it is compensated by N&B Management based upon direct and indirect costs. As investment manager to the Comparable N&B Funds, N&B Management performs certain administrative and other duties, which it will not be required to perform for the Portfolio under the New Sub-Advisory Agreement. For each Comparable N&B Fund, the following chart lists the total assets at December 31, 1997, as well as the current management fee rate payable to N&B Management:

                                       Total Net Assets
      Comparable N & B Fund          at December 31, 1997                          Management Fee Rate

Neuberger & Berman Manhattan            $626,632,234          0.55% of the first $250 million of the Portfolio's average
Portfolio (a series of Equity                                 daily net assets, 0.525% of the next $250 million, 0.50% of
Managers trust)                                               the next $250 million, 0.475% of the next $250 million,
                                                              0.45%  of the next $500 million,  and 0.425% of  average
                                                              daily  net  assets in  excess of $1.5 billion.

AMT Growth Investments (a series        $586,426,677          0.55% of the first $250 million of the Series' average daily
of Advisers Managers Trust)                                   net assets,  0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45%  of the next $500 million,  and 0.425% of  average daily  net  assets in  excess of $1.5 billion.

AMT Mid-Cap Growth Investments          $1,573,683            0.55% of the first $250 million of the Series' average daily
(a series of Advisers Managers                                net assets, 0.525% of the next $250 million, 0.50% of the
Trust)                                                        next $250 million, 0.475% of the next $250 million, 0.45% of
                                                              the   next    $500  million, and 0.425% of  average
                                                              daily  net  assets in  excess of $1.5 billion.

All Comparable N & B Funds          $1,214,632,594

The Evaluation by the Board of Trustees


         In evaluating the New Sub-Advisory Agreement, the Board of Trustees reviewed materials furnished by the Manager and N&B Management. These materials included financial statements and information regarding the Manager, N&B
Management, and their respective personnel and operations. Consideration was given to the overall increased fee rates payable by the Portfolio under the New Investment Management Agreement and the New Sub-Advisory Agreement and the amount of fees and expenses that would have been paid if such agreements had been in effect during the past fiscal year, as well as the pro forma net increase in expenses to the Portfolio at various asset levels under the new fee structure. Consideration also was given to comparative fee and expense information concerning other mutual funds with investment objectives comparable to that proposed for the Portfolio (described below in this Proposal II) published by widely recognized industry authorities and to potential indirect benefits in connection with the Portfolio and its investment operations, including any which may arise in connection with brokerage transactions. Neuberger&Berman will act as the Portfolio's principal broker in the purchase and sale of portfolio securities and the sale of covered options and will receive transactional fees from the Portfolio in connection with the transactions it effects. In order to implement the change in investment objective described below in this Proposal II and the investment program for the Portfolio formulated by N&B Management, it is expected that the Portfolio's investment portfolio will be substantially restructured. Neuberger&Berman will receive transactional fees from the Portfolio in connection with such restructuring, the aggregate amount of which is not presently determinable but could be substantial.

         Consideration was given to the Manager's report that the Portfolio's investments during recent periods have been oriented toward stocks issued by large capitalization companies ("large-cap company stocks") rather than stocks issued by medium capitalization companies ("mid-cap company stocks") and that there have been several changes in the Portfolio's individual portfolio managers. Although the recent orientation toward large cap company stocks is permitted by the Portfolio's investment objective, the Manager expressed the belief that an investment program oriented toward investments in mid-cap company stocks on a more consistent basis would be preferable to current and potential shareholders of the Portfolio and therefore would facilitate efforts to increase the Portfolio's assets with possible beneficial effects on Portfolio and Trust expenses. The Manager expressed the view that N&B Management is capable of conducting such an investment program.

         In evaluating the New Sub-Advisory Agreement, the Board of Trustees considered that: (1) the reputation and standing of N&B Management in the U.S. mutual fund industry is generally excellent; (2) the services to be delivered by N&B Management to the Portfolio's shareholders are expected to be of high quality; (3) the sub-advisory fee rate is competitive for funds with investment objectives comparable to that described below in this Proposal II and accurately reflects the high quality of services expected under the New Sub-Advisory
Agreement;  (4)  the  terms  of  the  New  Sub-Advisory  Agreement  will  remain materially unchanged from those of the Present Sub-Advisory Agreement, except for the identity of the service provider, the effective date, the name of the Portfolio, and the sub-advisory fee rate; (5) N&B Management has significant experience in managing investment portfolios with investment objectives comparable to that described below in this Proposal II (the "Comparable N & B Funds," as defined earlier); and (6) N&B Management managed combined assets of the Comparable N & B Funds totaling approximately $1.2 billion as at December 31, 1997. The Board of Trustees also received assurances that N&B Management has considerable staffing resources available and adequate capitalization to provide high quality management services.

         Based upon its evaluation, the Board of Trustees determined that the Manager's engagement of N&B Management as sub-advisor to the Portfolio likely would offer the Portfolio continued access to effective management and advisory services and capabilities following implementation of the change in the Portfolio's investment objective described below in this Proposal II and the changes to its stated investment policies and restrictions contemplated by Proposal III. The Board of Trustees concluded further that the terms of the New Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolio and its shareholders.


         In order to provide for the services described in the New Sub-Advisory Agreement, the shareholders are being asked to approve the New Sub-Advisory Agreement.

Change in Portfolio Investment Objective

         Subject to shareholder approval of the Proposals, the Portfolio's investment objective will be changed beginning on the Effective Date (as defined earlier). The Portfolio's current non-fundamental investment objective (the "Present Investment Objective"), which may be changed without approval of the shareholders of the Portfolio, is as follows:

         The investment objective of the Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of established companies which the sub-advisor believes offer favorable growth prospects. Current income is not an investment objective of the Portfolio and any income produced will be a by-product of the effort to achieve the Portfolio's objective.

         Subject to shareholder approval of the Proposals, the Manager has proposed that the Present Investment Objective be replaced by the following non-fundamental investment objective for the Portfolio (the "Proposed Investment Objective"), which also may be changed by the Board of Trustees of the Trust, if appropriate in its judgment, without subsequent approval of the shareholders of the Portfolio:

         The   investment   objective  of  the  Portfolio  is  to  seek  capital
appreciation.

         The Board of Trustees has determined to adopt the Proposed Investment Objective, subject to shareholder approval of each of the Proposals, in order to facilitate the implementation and conduct of the investment program which has been formulated for the Portfolio by N&B Management.

         In general, investment decisions for the Portfolio under the Present Investment Objective are based on an approach which seeks out successful companies because they are believed to be more apt to become profitable investments. To evaluate a prospective investment, the Portfolio's sub-advisor analyzes information from various sources, including industry economic trends, earnings expectations and fundamental securities valuation factors to identify companies which in its opinion are more likely to have predictable, above average earnings growth, regardless of the company's size and geographic location. The Portfolio also takes into account a company's management and its innovations in products and services in evaluating its prospects for continued or future earnings growth.


         In selecting its portfolio securities under the Present Investment Objective, the Portfolio places primary emphasis on established companies which it believes to have favorable growth prospects. Common stocks usually constitute all or most of the Portfolio's investment holdings, but the Portfolio remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the Portfolio's sub-advisor to achieve the objective of the Portfolio. The Portfolio may, from time to time, take substantial positions in securities convertible into common stocks, and it may also purchase government securities, preferred stocks and other senior securities if the Portfolios' sub-advisor believes these are likely to be the best suited at that time to achieve the Portfolio's objective. The Portfolio's policy of investing in securities believed to have a potential for capital growth means that a Portfolio share may be subject to greater fluctuations in value than if the Portfolio invested in other securities.

         In seeking the Proposed Investment Objective, the Portfolio will invest in a diversified portfolio of common stocks believed to have the maximum potential for long-term above-average capital appreciation. Under normal conditions, the Portfolio will primarily invest in the common stocks of medium capitalization companies ("mid-cap companies"). Companies with market capitalizations from $30 million to $10 billion at the time of investment will be considered mid-cap companies. The Trust may revise the definition based on market conditions. At times, markets may favor the relative safety of stocks of large capitalization companies ("large-cap companies") or the greater growth potential of stocks of smaller capitalization companies ("small-cap companies") over mid-cap company stocks. The Portfolio will not seek to invest in securities that pay dividends or interest, and any such income is incidental.


         Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in large-cap company stocks. However, small- and mid-cap company stocks may have higher risk and volatility. These stocks generally are not as broadly traded as large-cap company stocks and their prices may fluctuate more widely and abruptly. Any such movements in stocks held by the Portfolio would be reflected in the Portfolio's net asset value. Small- and mid-cap company stocks are also less researched than large-cap company stocks and are often overlooked in the market.

         In seeking the Proposed Investment Objective, the Portfolio normally will be managed using a growth-oriented investment approach. A growth approach seeks stocks of companies that the Portfolio's sub-advisor projects will grow at above-average rates and faster than commonly expected. The Portfolio's growth investment program under the Proposed Investment Objective will involve greater risks and share price volatility than programs that invest in more undervalued securities. When the Portfolio's sub-advisor believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings or cash flow) than an investor focusing primarily on current fundamental value. These multiples, however, will tend to be reasonable relative to the sub-advisor's expectation of the company's earnings growth rate.

         In selecting equity securities for the Portfolio, the Portfolio's sub-advisor will consider, among other factors, an issuer's financial strength, competitive position, projected future earnings, management strength and experience, reasonable valuations, and other investment criteria. The Portfolio will diversify its investments among companies and industries.


         In seeking the Proposed Investment Objective, the Sub-advisor will have the ability to employ many of the investment methods, with the associated risks, described in the sections of the currently effective Registration Statement for the Trust applicable to the Portfolio. In addition, the Sub-advisor has informed the Investment Manager that the Portfolio may make additional types of investments and engage in additional portfolio management techniques to those described in the Registration Statement, subject to investment policies and restrictions applicable to the Portfolio and to any guidelines adopted by the Trustees. These additional types of investments and portfolio management techniques may involve greater risk, the degree of which will depend upon the investments actually made on behalf of the Portfolio by the Sub-advisor.


Change in Portfolio Name

         If each of the Proposals is approved, as of the Effective Date (as defined earlier), the name of the Portfolio will be changed from the "Berger Capital Growth Portfolio" to the "Neuberger & Berman Mid-Cap Growth Portfolio," and the New Investment Management Agreement and the New Sub-Advisory Agreement will become effective.


         This Proposal II is made contingent upon shareholder approval of each of Proposals I and III. If any of the Proposals is not approved, the Present Sub-Advisory Agreement will continue in effect subject to its terms, the Present Investment Objective will remain in effect, and the current name of the Portfolio will continue in effect.



                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL II.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.



                                  PROPOSAL III

                     APPROVAL OF CHANGES IN THE PORTFOLIO'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         As described in more detail below, the Board of Trustees, including the Independent Trustees, are recommending to the shareholders of the Portfolio that they approve a number of changes to the Portfolio's fundamental investment restrictions, including the elimination of certain restrictions. Generally, the purposes behind these proposed changes are (i) to conform the fundamental investment restrictions to the Proposed Investment Objective and to the investment program which has been formulated by N&B Management for the Portfolio; (ii) to increase the Portfolio's investment flexibility; and (iii) to conform the fundamental investment restrictions applicable to the Portfolio to those applicable to certain other portfolios of the Trust.

     Reclassification of Certain Investment Restrictions from "Fundamental" to "Non-Fundamental"

         The Portfolio currently is subject to certain investment restrictions which are "fundamental" policies and may not be changed without approval of the shareholders of the Portfolio. The Portfolio also is subject to certain non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval.

         The Manager, after discussions with N&B Management, has proposed to the Board of Trustees that certain of the Portfolio's investment restrictions discussed below be reclassified from "fundamental" investment restrictions to "non-fundamental" investment restrictions to provide the Portfolio with additional flexibility to pursue the Proposed Investment Objective consistent with applicable laws in effect from time to time. The Investment Company Act does not require any of these investment restrictions to be classified as "fundamental." Moreover, certain of the prohibitions underlying these investment restrictions reflect the requirements of the Investment Company Act and, in the absence of such restrictions, would still be applicable to the Portfolio. Certain of the prohibitions underlying these investment restrictions reflect the requirements of state securities laws which no longer are applicable to the Portfolio. If the Shareholders of the Portfolio approve this Proposal III and the proposed changes are implemented, the Board of Trustees thereafter may change any one or more of such "non-fundamental" investment restrictions without the delay and expense to the Portfolio of arranging for shareholder approval to the extent provided under applicable law.


         If this Proposal III is approved by the shareholders and implemented, the Portfolio will be subject to the following fundamental investment restrictions (collectively, the "Continuing Investment Restrictions"), which are substantially identical to those applicable to certain other portfolios of the Trust, and are similar to fundamental restrictions currently applicable to the
Portfolio:


                  1. The Portfolio may not issue senior securities, except as permitted under the Investment Company Act.

                  2. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

                  3. The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

                  4. The Portfolio may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

                  5. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or
(ii) investing in securities of any kind.

                  6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities.

                  7. The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

                  8. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities) if, as a result, (i) more that 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or
(ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

         If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to Continuing Investment Restrictions (2) and (6), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by a Portfolio or promulgate any rules allowing such transactions.


         If this Proposal III is approved by shareholders and implemented, the Portfolio will be subject to the Continuing Investment Restrictions and the Continuing Investment Restrictions will be the only fundamental investment restrictions applicable to the Portfolio.


         In addition to the above Continuing Investment Restrictions, certain fundamental investment restrictions have applied only to the Portfolio in connection with the Present Investment Objective (the "Affected Investment Restrictions") and certain other portfolios of the Trust. The Manager, after consultation with N&B Management, recommends the following changes to these Affected Investment Restrictions as they apply to the Portfolio.

         (1) The Portfolio is subject to the following two overlapping Affected Investment Restrictions concerning the purchase of securities on margin and short sales:

                            The Portfolio  will not buy any  securities or other
                  property on margin (except for such short-term credits as are necessary for the clearance of transactions.)

                            The  Portfolio  will not purchase any  securities on
                  margin from a broker or dealer or make short sales of securities.


         The Manager has proposed to the Board of Trustees that the two Affected Investment Restrictions set forth above be replaced by the following two non-fundamental investment restrictions:


                            The Portfolio may not purchase  securities on margin
                  from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

                            The Portfolio may not sell  securities  short unless
                  it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts shall not constitute selling securities short.

         The proposed non-fundamental restriction concerning the purchase of securities on margin clarifies certain matters, including the applicability of the restriction to futures contracts and to options on financial futures contracts. Furthermore, the current Affected Investment Restriction prohibiting short sales under any circumstances is unnecessarily restrictive and could impair efforts to seek the Proposed Investment Objective. Under the proposed non-fundamental investment restriction, the Portfolio will be permitted to enter into short sales but only where it has the right to obtain securities equivalent in kind and amount to the securities sold short. Short sales on any other basis would not be permitted. The proposed non-fundamental investment restriction concerning short sales also would clarify the treatment of futures contracts by explicitly excluding them from the application of the restriction on short sales.

         By replacing the above Affected Investment Restriction with the two proposed non-fundamental investment restrictions, the Board of Trustees, if deemed appropriate in its judgment, would be able to modify or eliminate the investment restrictions without the attendant delay and expense of arranging for a shareholders meeting. If the non-fundamental investment objective concerning short sales is eliminated or modified to permit short sales in cases where securities identical to those sold short are not owned or cannot be acquired without additional cost, the Portfolio in connection with such transactions may be subject to risk of loss and current rules of the Commission would require the Portfolio to hold qualifying instruments in a segregated account to cover the amount of its exposure in connection with the transactions.

Elimination of Certain Fundamental Investment Restrictions

         (1) The Portfolio also is subject to the following Affected Investment Restriction concerning diversification of investments:

                  The Portfolio will not purchase the securities of any one issuer (except government securities) if immediately after and as a result of the purchase (a) the value of the holdings of the securities of such issuer exceeds 5% of the value of the Portfolios' total assets or (b) the Portfolio owns more than 10% of the voting securities or of any class of securities of such issuer.


         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated because it is unnecessarily restrictive and could impair the ability of the Portfolio to seek the Proposed Investment Objective. The Investment Company Act prohibits a diversified fund, such as the Portfolio, from investing with respect to 75% of its total assets in securities of an issuer if as a result more than 5% of the Portfolio's assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. If this Proposal III is adopted, the Portfolio would continue to be subject to the Continuing Investment Restriction 8 concerning diversification of investments which reflects the more flexible limitations of the Investment Company Act. Elimination of the above current fundamental restriction would allow the Portfolio maximum flexibility to conduct its investment program as a "diversified" investment company under the Investment Company Act.



         If the above Affected Investment Restriction is eliminated, the Portfolio would be able to invest up to 25% of its total assets in the securities of a single issuer, thus enabling the Portfolio to invest more of its assets in securities of those issuers the Portfolio's Sub-advisor believes offer the potential for capital appreciation. Increased investments in one or more issuers, however, may cause the value of Portfolio shares to fluctuate more widely than would otherwise occur if the Portfolio invested in a greater number of issuers.

         The proposed elimination of the above investment restriction would enhance the Portfolio's investment flexibility by limiting the current 10% restriction to voting securities and 75% of the Portfolio's total assets. Under Continuing Investment Restriction 8, the Portfolio will be able to purchase more than 10% of the outstanding voting securities of an issuer with respect to 25% of its total assets and the 10% limitation would not apply to non-voting securities. In addition to the potential benefits which the proposed restriction would afford the Portfolio, the Portfolio may be subject to greater risk of an adverse change in the financial condition or market perception of an issuer of its portfolio securities or obligations and to greater risk of single adverse economic or market conditions affecting an issuer of its portfolio securities.


         (2) The Portfolio also is subject to the following Affected Investment Restriction concerning investments in issuers that have been in operation for less than three years:

                  The Portfolio will not purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in all such companies taken at cost to exceed 5% of the value of the Portfolio's total assets.

         The Investment Manager has proposed to the Board of Trustees that the Affected Investment Restriction set forth above be eliminated. The prohibition underlying the current Affected Investment Restriction reflects requirements of state securities law which are no longer applicable. Elimination of the fundamental investment restriction set forth above would provide the Portfolio with additional flexibility, consistent with its investment objective and other stated investment policies and restrictions, to invest in companies that have been in operation for less than three years, including start-up companies and other companies with limited operating histories. Many of these companies would have relatively small market capitalizations (under $1 billion). Although investments in such companies may provide opportunities for capital growth, such investments involve greater risk. These companies frequently have limited product lines, markets and financial resources. Securities issued by such companies typically trade less frequently and in limited volume and may be traded on regional exchanges or over-the-counter. The value of such securities may fluctuate more than those of securities issued by larger "seasoned" companies.

         (3) The Portfolio also is subject to the following Affected Investment Restriction concerning industry concentration of investments:

                  The Portfolio will not invest in any one industry more than 25% of the value of its total assets at the time of such investment.


         The Investment Manager has proposed to the Board of Trustees that the Affected Investment Restriction set forth above be eliminated. If the fundamental investment restriction set forth above is eliminated, the Portfolio will continue to be subject to Continuing Investment Restriction 7 concerning concentration of investments which prohibits investment of more than 25% of the Portfolio's assets in any one industry while providing greater clarity as to the application of the percentage limitation. Elimination of the Affected Investment Restriction set forth above will avoid possible future ambiguity.


         (4) The Portfolio also is subject to the following Affected Investment Restriction concerning loans:

                  The Portfolio will not make loans, except that the Portfolio may enter into repurchase agreements in accordance with the Trust's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.


         The Manager has proposed to the Board of Trustees that the Affected Investment Restriction set forth above be eliminated. If eliminated, the Portfolio also would continue to be subject to Continuing Investment Restriction 6 concerning loans.

         The Portfolio also is subject to the following non-fundamental investment restriction which is substantially the same as the Affected Investment Restriction set forth above, except that it also explicitly excludes securities loans from the prohibition against Portfolio loans:


                  Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio will not make any loans other than securities loans.


         The elimination of the above Affected Investment Restriction would have the effect of clarifying that the Portfolio may enter into loans of portfolio securities in accordance with its investment objective and other investment policies and restrictions and permit investments in "money market securities" and "publicly or privately placed debt securities" including, but not limited to, those types of investments enumerated in the Affected Investment Restriction thereby affording the Portfolio additional flexibility in seeking the Proposed Investment Objective.


         Securities loans must be fully collateralized but may involve some risk to the Portfolio if the other party defaults in its obligations. If the other party in such transactions should become involved in bankruptcy, insolvency or similar proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate. Continuing Investment Restriction 6 would limit the maximum amount of securities loans to 33 1/3% of the total assets of the Portfolio taken at market value.

         The non-fundamental investment restriction set forth above may be modified or eliminated by the Board of Trustees, if deemed appropriate in its judgment, without the delay and expense of arranging for a shareholders meeting.

         (5) The Portfolio also is subject to the following Affected Investment Restriction concerning borrowings:

                  The Portfolio will not borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Portfolio's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes).


         The Manager has proposed to the Board that the Affected Investment Restriction set forth above be eliminated. The limitations set forth are unnecessarily restrictive and could impair the Portfolio's ability to seek the Proposed Investment objective. If the above fundamental investment restriction is eliminated, the Portfolio would continue to be subject to Continuing Restriction 2 concerning borrowings. The elimination of the Affected Investment Restriction will expand the circumstances under which the Portfolio may borrow to include not only borrowings for non-leveraging, temporary or emergency purposes but borrowings involved in other investments and transactions but only when consistent with the Portfolio's investment objective and policies and then subject to compliance with legal and regulatory asset coverage requirements. The Portfolio also would be permitted to borrow from parties other than banks if permitted to do so by law. In addition, the limitation on pledging of Portfolio assets would be eliminated. Such limitation could conflict with the Portfolio's ability to borrow money for proper purposes, including borrowings for temporary, extraordinary or emergency purposes and may limit other activities, such as pledges for certain forward commitments which could be deemed pledges. Continuing Restriction 2 would permit more flexibility to the Portfolio to borrow for emergency and permissible non-emergency purposes while still imposing a limitation reflecting requirements of the Investment Company Act. Pledging assets does entail risks. To the extent that the Portfolio pledges its assets, the Portfolio may have less flexibility in liquidating its assets. If a large portion of the fund's assets is involved, the Portfolio's ability to meet redemption requests or other obligations could be delayed.


         (6) The Portfolio also is subject to the following three overlapping Affected Investment Restrictions:

                            The   Portfolio   will  not  act  as  a   securities
                  underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the 1940 Act), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts.

                            The Portfolio will not underwrite  securities issued
                  by others, except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

                            The Portfolio will not issue senior securities.

         The Manager has proposed to the Board that the three Affected Investment Restrictions set forth above be eliminated. If the above Affected Investment Restriction are eliminated the Portfolio would continue to be subject to substantially the same limitations under various Continuing Restrictions with clarifications which will avoid possible future ambiguities.

         With respect to underwriting activities, Continuing Restriction 3 would continue to prohibit the Portfolio from acting as an underwriter except to the extent that it may be deemed to be an underwriter (within the meaning of the Securities Act of 1933). The Continuing Restriction makes clear that its provisions apply both to sales and purchases of portfolio securities and does not apply to securities which the Portfolio issues itself, as contemplated by the Investment Company Act.


         The issuance of senior securities by an investment company is governed by and generally prohibited under the requirements of the Investment Company Act, subject to certain exceptions for borrowing arrangements. With respect to issuance of senior securities, Continuing Restriction 1 concerning the issuance of senior securities prohibits the Portfolio from issuing senior securities except as permitted by the Investment Company Act.

         With respect to investments by the Portfolio in real estate, Continuing Restriction 4 prohibits direct investments in real estate but makes clear that indirect ownership of real estate through securities or other instruments backed by real estate or in securities engaged in the real estate business will be permitted. Elimination of the Affected Investment Restriction would therefore expand the range of real estate investments available to the Portfolio. Continuing Restriction 4 also clarifies that acquisition of real estate as a result of ownership of securities or other instruments will not violate its restrictions. Like investments in real estate investment trusts, such additional investments will be subject to risks associated with the real estate market, including, among others, declines in real estate values, changes in general or local economic conditions, overbuilding, and changes in zoning or tax laws.


         With respect to investments by the Portfolio in commodities or commodity contracts, Continuing Restriction 5 prohibits the Portfolio from buying or selling physical commodities, but not commodities contracts, and makes clear that the prohibition does not apply to options, futures transactions and forward currency contracts otherwise permitted by the Portfolio's investment policies and restrictions and that indirect investments in commodities through securities investments will not be subject to its limitations. Continuing Restriction 5 also clarifies that physical commodities obtained as a result of owning securities or debt instruments will not constitute a violation of its restrictions.

         (7) The Portfolio also is subject to the following Affected Investment Restriction concerning investments in other investment companies:

                  A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated. The prohibition underlying the current Affected Investment Restriction reflects the requirements of the Investment Company Act which will continue to apply to the Portfolio if the Affected Investment Restriction set forth above is eliminated. In the event that the Investment Company Act is amended, the Portfolio would not be required to conduct a shareholders meeting with attendant delay and expense in order to respond to any changes in the law of potential benefit to the Portfolio.


         (8) The Portfolio also is subject to the following Affected Investment Restriction concerning investments for purposes of exercising control or management:


                  The Portfolio will not invest in companies for the purpose of exercising control or management.


         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated. The Portfolio has no present intention of purchasing securities for the purpose of exercising control or management and, as a practical matter, the ability of the Portfolio to exercise control or management of an issuer is subject to various state and federal laws which will continue to apply to the Portfolio if the above Affected Investment Restriction is eliminated. Moreover, elimination of the Affected Investment Restriction would clarify the Portfolio's ability to influence management of issuers when it is permissible and appropriate to do so, including instances where issuers of portfolio securities or instruments may be in default or in danger of default of their obligations to the Portfolio.


         (9) The Portfolio also is subject to the following Affected Investment Restriction concerning investments in securities of issuers in which management of the Trust or the Manager owns securities:

                  The Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.


         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated because the prohibitions underlying the restriction reflect the requirements of state securities laws which are no longer applicable. Elimination of the Affected Investment Restriction would afford the Portfolio additional flexibility by permitting investments in securities of any issuer without regard to ownership in such issuer by management of the Trust or the Manager, except to the extent prohibited by the Portfolio's investment objective and other stated investment policies and restrictions and the Investment Company Act.


         (10) Finally, the Portfolio also is subject to the following Affected Investment Restriction:

                  The Portfolio will not participate in a joint or joint and several trading account in securities.

         Under the Investment Company Act, the Portfolio generally is prohibited from participating in a joint or joint and several trading account in securities, subject to an exception for certain underwriting arrangements and subject further to the receipt of exemptive relief. Notwithstanding the elimination of the above Affected Investment Restriction, the Portfolio would continue to be subject to the provisions of the Investment Company Act.
Elimination  of  the  above  Affected   Investment   Restriction   would  afford
flexibility to the Board of Trustees to respond to changes in the Investment Company Act that may potentially be advantageous to the Portfolio without the attendant delay and expense of arranging for a shareholders meeting and to consider appropriate proposals involving accounts which have received necessary regulatory clearance.

         This Proposal III is made contingent upon shareholder approval of Proposals I and II. If any of the Proposals is not approved, the current fundamental investment restrictions will continue in effect and will apply to the Portfolio.

     THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL III. ANY UNMARKED PROXIES WILL BE SO VOTED.

Shareholder Proposals

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                              By order of the Board of Trustees


                                              /s/Eric C. Freed
                                              Eric C. Freed
                                              Secretary
                                              American Skandia Trust

EXHIBIT A-1

                         INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made this 19th day of October, 1994, by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Life Investment Management, Incorporated, a Connecticut corporation (the "Investment Manager").

                               W I T N E S S E T H


WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and


WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the Berger Capital Growth Portfolio of the Fund (the "Portfolio") on the terms and conditions hereinafter set forth.

NOW THEREFORE,  in  consideration  of the mutual  covenants herein contained and
other  good  and  valuable   consideration,   the  receipt   whereof  is  hereby
acknowledged, the parties hereto agree as follows:

1. Management. The Investment Manager shall act as investment manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

     2. Duties of Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Investment Manager shall:

         (a)  supervise and manage all aspects of the Portfolio's operations:

         (b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

         (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

         (d) provide to the Board of  Trustees  of the Fund on a regular  basis,
written   financial   reports  and  analyses  on  the   Portfolio's   securities
transactions and the operations of comparable investment companies;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

         (f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

         (g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

         (h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3. Broker-Dealer Relationships. The Investment Manager is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of the Portfolio's brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider the sale of shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Fund may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research and statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

4. Control by the Board of Trustees. Any investment program undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Manager shall at all times conform to:

         (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

         (b) the provisions of the Registration Statements of the fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

     (c) the provisions of the Agreement and Declaration of Trust of the Fund, as amended; and

         (d)  the provisions of the By-laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Manager as follows:

         (a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent at such additional officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

         (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

                  (i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                  (ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses
                  (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

         (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

7. Delegation of Responsibilities. Upon the request of the Fund's Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

8. Engagement of Sub-Advisers and Broker-Dealers. The Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparagraphs
(e), (f), (g) and (h) of paragraph 2 hereof.

9. Compensation. The Fund shall pay the Investment Manager in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .75% of the Portfolio's average daily net assets.

10. Expense Limitation. If, for any fiscal year of the Fund, the total of all ordinary business expenses of the Portfolio, including all investment advisory and administration fees by excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed 1.25% of the average daily net assets of the Portfolio, the Investment Manager agrees to pay the Fund such excess expenses, and if required to do so pursuant to such applicable statute or regulatory authority, to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year of the Fund. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the Fund's current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

11. Non-Exclusivity. The services of the Investment Manager to the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

12. Term and Approval. This Agreement shall become effective on October 19, 1994 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

         (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

13. Termination. This Agreement may be terminated at any time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

14. Liability of Investment Manager and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

15. Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The
Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or the Investment Manager may have under applicable law.

16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


                                    AMERICAN SKANDIA TRUST


Attest:                             By: /s/ Gordon C. Boronow
 /s/Joan M. Chanda                      Gordon C. Boronow
Joan M. Chanda
                                    AMERICAN SKANDIA LIFE INVESTMENT
                                    MANAGEMENT, INCORPORATED


Attest:                             By:  /s/Thomas M. Mazzaferro
                                    Thomas M. Mazzaferro
/s/Patricia E. Randol               President & Chief Operating Officer
Patricia E. Randol

EXHIBIT A-2

                         INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made this 1st day of May, 1998, by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Life Investment Management, Incorporated, a Connecticut corporation (the "Investment Manager").

                               W I T N E S S E T H


WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and


WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the Neuberger&Berman Mid-Cap Growth Portfolio of the Fund (the "Portfolio") on the terms and conditions hereinafter set forth.

NOW THEREFORE,  in  consideration  of the mutual  covenants herein contained and
other  good  and  valuable   consideration,   the  receipt   whereof  is  hereby
acknowledged, the parties hereto agree as follows:

1. Management. The Investment Manager shall act as investment manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

     2. Duties of Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Investment Manager shall:

         (a)  supervise and manage all aspects of the Portfolio's operations:

         (b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

         (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

         (d) provide to the Board of  Trustees  of the Fund on a regular  basis,
written   financial   reports  and  analyses  on  the   Portfolio's   securities
transactions and the operations of comparable investment companies;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

         (f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

         (g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

         (h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3. Broker-Dealer Relationships. The Investment Manager is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of the Portfolio's brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider the sale of shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Fund may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research and statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

4. Control by the Board of Trustees. Any investment program undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Manager shall at all times conform to:

         (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

         (b) the provisions of the Registration Statement of the fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

     (c) the provisions of the Agreement and Declaration of Trust of the Fund, as amended; and

         (d)  the provisions of the By-laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Manager as follows:

         (a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

         (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

                  (i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                  (ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses
                  (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

         (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

7. Delegation of Responsibilities. Upon the request of the Fund's Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

8. Engagement of Sub-Advisers and Broker-Dealers. The Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparagraphs
(e), (f), (g) and (h) of paragraph 2 hereof.

9. Compensation. The Fund shall pay the Investment Manager in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets in excess of $1 billion.

10. Non-Exclusivity. The services of the Investment Manager to the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

11. Term and Approval. This Agreement shall become effective on May 1, 1998 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

         (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

12. Termination. This Agreement may be terminated at any time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the Investment Company Act.

13. Liability of Investment Manager and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

14. Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The
Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or the Investment Manager may have under applicable law.

15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund and the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


                                                 AMERICAN SKANDIA TRUST


Attest:                                          By:


                                                  AMERICAN SKANDIA INVESTMENT
                                                  SERVICES, INCORPORATED


Attest:                                           By:

EXHIBIT A-3


                             SUB-ADVISORY AGREEMENT

     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated  (the  "Investment   Manager")  and  Berger  Associates  Inc.  (the
"Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Berger Capital Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated October 19, 1994, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Notwithstanding the above, the Sub-Advisor shall have no responsibility to monitor compliance with limitations or restrictions for which it has not received sufficient information from the Investment Manager or its authorized agents to enable the Sub-Advisor to monitor compliance with such limitations or restrictions. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

         (b)      The By-laws of the Trust in effect on the date hereof;

         (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

         (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

         (e)      The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

         (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

         (b)      The Sub-Advisor's most recent balance sheet;

         (c)      Separate lists of persons who the  Sub-Advisor  wishes to have
                  authorized  to  give  written  and/or  oral   instructions  to
                  Custodians of Trust assets for the Portfolio;

         (d)      The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .55 of 1% of the portion of the net assets of the Portfolio not in excess of $25 million; .50 of 1% of the portion of the net assets in excess of $25 million but not in excess of $50 million; and
 .40 of 1% of the portion in excess of $50 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Berger Associates, Inc.
                           210 University Boulevard
                           Suite 900
                           Denver, Colorado 80206
                           Attention:  Kevin R. Fay

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 1996.


FOR THE INVESTMENT MANAGER:                       FOR THE SUB-ADVISOR:



/s/Thomas Mazzaferro                               /s/Kevin R. Fay
Thomas Mazzaferro                                  Kevin R. Fay
President & Chief Operating Officer                Vice President


Date:    5/1/96                                     Date:    5/1/96



Attest:  /s/Ivette Aquilino                        Attest: /s/Janice A. Teague

EXHIBIT A-4


                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment Services, Incorporated (the "Investment Manager") and Neuberger&Berman Management Incorporated (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Neuberger&Berman Mid-Cap Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 1998, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.


         The Sub-Advisor, to the extent necessary in its sole judgment, will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating to the Sub-Advisor or the investment program conducted by the Sub-Advisor for the Portfolio or which otherwise relates directly or indirectly to the Sub-Advisor's activities in connection with the Portfolio (such disclosure and information being hereinafter collectively referred to as "Sub-Advisor Information"), such Registration Statement or Proxy Statement contains, as of their respective dates and, if later, the effective date of this Agreement, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; it being understood that the Sub-Advisor shall have no responsibility for any other portion of the Registration Statement or Proxy Statement.. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         In furnishing the services under this Agreement, the Sub-Advisor will use its best efforts to comply with the requirements of the ICA and Sections 817(h) and 851(b)(2) and (3) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders;
(v) the  Prospectus and Statement of Additional  Information  of the Trust;  and
(vi) investment guidelines or other instructions received in writing from Investment Manager. Notwithstanding the above, the Sub-Advisor shall have no responsibility to monitor compliance with limitations or restrictions for which it has not received sufficient information from the Investment Manager or its authorized agents to enable the Sub-Advisor to monitor compliance with such limitations or restrictions. Sub-Advisor shall supervise and monitor the investment program of the Portfolio. The Investment Manager acknowledges to the Sub-Advisor that the Investment Manager also is responsible to the Trust for monitoring compliance with the foregoing requirements; it being understood that such acknowledgement shall in no way diminish the Sub-Advisor's responsibilities under this provision.



         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

         (b)      The By-laws of the Trust in effect on the date hereof;

         (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

         (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

         (e)      The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect;


     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio;

         (h)       the Registration Statement of the Trust;

         (i)       the Proxy Statement relating to this Agreement; and

         (j)      the Investment Manager's most recent balance sheet.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. The Investment Manager will advise the Sub-Advisor 30 days prior to the effective date of any changes in the investment objective, investment policies, or investment restrictions applicable to the Portfolio.



3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

         (b)      The Sub-Advisor's most recent balance sheet;

         (c)      Separate lists of persons who the  Sub-Advisor  wishes to have
                  authorized  to  give  written  and/or  oral   instructions  to
                  Custodians of Trust assets for the Portfolio;

         (d)      The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.


5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               With respect to brokerage, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit books and records maintained by it with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any Sub-Advisor Information included in the Trust's Registration Statement.


7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .45% of the portion of the net assets of the Portfolio not in excess of $100 million; and .40% of the portion in excess of $100 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.


10. Liability. The Sub-Advisor shall give the Portfolio the benefit of the Sub-Advisor's best judgment and efforts in rendering its services hereunder. As an inducement to the Sub-Advisor's undertaking to render these services, the parties agree that, except as provided in Section 14 hereunder, the Sub-Advisor shall not be liable to the Trust or its shareholders or to the Investment Manager for any mistake in judgment or for any act or omission resulting in any loss in connection with any service provided herein in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder. The Sub-Advisor and the Investment Manager further agree that the Sub-Advisor shall bear no responsibilities or obligations for any portfolios of the Trust other than the Portfolio and any other portfolio with respect to which it serves as sub-advisor.


         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.


11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio or accounts for other investors or institutions will be made on a basis that is equitable to the Portfolio and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.


12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: John Birch
                           Vice President & Chief Operating Officer


Sub-Advisor:               Neuberger&Berman Management Incorporated
                           605 Third Avenue
                           2nd Floor
                           New York, NY 10158-0180
                           Attention:  Ellen Metzger
                           General Counsel

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager (which shall not be deemed to include the Trust or the Portfolio) and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information, or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements set forth in the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.


15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 1998.


FOR THE INVESTMENT MANAGER:           FOR THE SUB-ADVISOR:




John Birch
Vice President & Chief Operating Officer


Date:                                  Date:



Attest:                                Attest:

                             AMERICAN SKANDIA TRUST

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                         BERGER CAPITAL GROWTH PORTFOLIO
                          TO BE HELD ON APRIL 29, 1998

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:30 a.m., Eastern Time, on April 29, 1998 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

  PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Berger Capital Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED           DETACH AND RETURN THIS PORTION ONLY


AMERICAN SKANDIA TRUST -- BERGER CAPITAL GROWTH PORTFOLIO

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS VOTING FOR THE FOLLOWING PROPOSALS:

THE UNITS REPRESENTED  HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF
NO CHOICE IS INDICATED.

Please be sure to sign and date this Proxy

Vote on Proposals                                                     For      Against     Abstain

            I.   PROPOSAL TO APPROVE A NEW INVESTMENT  MANAGEMENT     []        []          []
                 AGREEMENT   BETWEEN   THE  TRUST  AND   AMERICAN
                 SKANDIA   INVESTMENT   SERVICES,    INCORPORATED
                 REGARDING   MANAGEMENT  OF  THE  BERGER  CAPITAL
                 GROWTH PORTFOLIO.

            II.  PROPOSAL TO APPROVE  A  NEW SUB-ADVISORY AGREEMENT   []        []          []
                 BETWEEN AMERICAN SKANDIA INVESTMENT SERVICES,
                 INCORPORATED AND NEUBERGER&BERMAN
                 MANAGEMENT INCORPORATED REGARDING INVESTMENT ADVICE
                 TO THE BERGER  CAPITAL GROWTH PORTFOLIO.

            III. PROPOSAL TO APPROVE  CHANGES IN THE  PORTFOLIO'S     []        []          []
                 FUNDAMENTAL INVESTMENT RESTRICTIONS.




                                      Approval of each  Proposals  is made
                                      contingent upon approval of all Proposals




                                                       Date: _________

Date: ________
Signature [PLEASE SIGN WITHIN BOX]                Signature (Joint Owners)

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